Exhibit 99.2

November 19, 2013	Analyst Contact:	T.D. Eureste 918-588-7167
	Media Contact:	Brad Borror 918-588-7582
ONEOK Partners to Invest an Additional $650 Million to $780 Million
For More Williston Basin Growth Projects

Projects Include the Partnership’s Sixth and Largest Natural Gas
Processing Plant Since 2010 in North Dakota and
Second Expansion of Bakken NGL Pipeline

Partnership’s Capital Investment Program Now Totals
$6.0 Billion to $6.4 Billion Through 2016

TULSA, Okla. – Nov. 19, 2013 – ONEOK Partners, L.P. (NYSE: OKS) today announced plans to invest approximately $650 million to $780 million between now and the second quarter 2016 to:

•
Build a new 200-million cubic feet per day (MMcf/d) natural gas processing facility – the Lonesome Creek plant – and related infrastructure in McKenzie County, N.D., in the Bakken Shale in the Williston Basin; the Lonesome Creek plant is the partnership’s sixth new natural gas processing plant built in the region since 2010 and seventh plant overall; and

•	Complete a second expansion of the Bakken NGL Pipeline, which will increase the pipeline’s capacity to 160,000 barrels per day (bpd) from 135,000 bpd.

“Production in the Williston Basin continues to increase with no signs of leveling off or slowing,” said Terry K. Spencer, president, ONEOK Partners. “The new Lonesome Creek plant and related infrastructure will be well-positioned to capitalize on existing ONEOK Partners assets and provide producers in the area with essential natural gas processing capacity. These investments are another example of ONEOK Partners’ ongoing commitment to address natural gas gathering and processing constraints in the region and help reduce natural gas flaring in North Dakota.

“This additional expansion of our Bakken NGL Pipeline will allow us to transport additional natural gas liquids (NGL) volumes from the Lonesome Creek plant to our Mid-Continent NGL infrastructure,” added Spencer.

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ONEOK Partners to Invest an Additional $650 Million to $780 Million
For More Williston Basin Growth Projects

November 19, 2013

The new Lonesome Creek plant is expected to cost approximately $320 million to $390 million. When complete, the new plant will be the partnership’s largest natural gas processing plant in North Dakota and will increase the partnership’s total natural gas processing capacity in the state to approximately 800 MMcf/d.

In addition to the Lonesome Creek plant, ONEOK Partners also expects to invest approximately $230 million to $290 million for related expansions and upgrades to its existing natural gas gathering and compression infrastructure. The Lonesome Creek plant and related infrastructure are expected to be completed by the end of 2015 and will be supported by acreage dedications from producers.

To accommodate NGL volumes produced from the new Lonesome Creek plant, ONEOK Partners expects to invest an additional $100 million to increase capacity on its Bakken NGL Pipeline, an approximately 600-mile pipeline completed in April 2013 that transports unfractionated NGLs produced in the Williston Basin to the partnership’s 50 percent- owned Overland Pass Pipeline.

This second expansion of the Bakken NGL Pipeline, which is expected to be complete during the first half of 2016, will increase its capacity to 160,000 bpd to accommodate NGL volumes from the new Lonesome Creek plant.

The Bakken NGL Pipeline is currently being expanded to 135,000 bpd from an original capacity of 60,000 bpd. This previously announced initial expansion is expected to be complete in the third quarter 2014.

ONEOK Partners is the largest independent operator of natural gas gathering and processing facilities in the Williston Basin, with a natural gas gathering system of more than 6,000 miles and more than 3 million acres where production is dedicated to its systems.

Capital Projects:

The partnership has announced total investments of approximately $6.0 billion to $6.4 billion through 2016 for acquisitions and infrastructure growth projects related to natural gas gathering and processing, and natural gas liquids, which includes the projects described above.

These investments consist of approximately $3.0 billion to $3.2 billion for natural gas gathering and processing projects, and approximately $3.0 billion to $3.2 billion for natural gas liquids projects. Approximately $3.1 billion to $3.4 billion are for growth projects related to resource development in the Williston Basin.

-more-

ONEOK Partners to Invest an Additional $650 Million to $780 Million
For More Williston Basin Growth Projects

November 19, 2013

In aggregate, these projects are expected to generate EBITDA multiples of five to seven times. The incremental earnings from these projects are expected to increase distributable cash flow and value to unitholders in the form of higher distributions.

After this announcement the partnership continues to have a $2 billion to $3 billion backlog of unannounced growth projects that it continues to evaluate. Additional projects included in this backlog will be announced when sufficient supply commitments are completed.

EDITOR’S NOTE:

View a map showing the location of the Lonesome Creek plant.

NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES:

ONEOK Partners has disclosed in this news release anticipated EBITDA and distributable cash flow (DCF) levels that are non-GAAP financial measures. EBITDA and DCF are used as a measure of the partnership’s financial performance. EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, income taxes and allowance equity funds used during construction. DCF is defined as EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, adjusted for cash distributions received and certain other items.

The partnership believes the non-GAAP financial measures described above are useful to investors because these measurements are used by many companies in its industry as a measurement of financial performance and are commonly employed by financial analysts and others to evaluate the financial performance of the partnership and to compare the financial performance of the partnership with the performance of other publicly traded partnerships within its industry.

EBITDA and DCF should not be considered an alternative to net income, earnings per unit or any other measure of financial performance presented in accordance with GAAP.

These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that is available for distributions or that is planned to be distributed for a given period nor do they equate to available cash as defined in the partnership agreement.

ONEOK Partners, L.P. (pronounced ONE-OAK) (NYSE: OKS) is one of the largest publicly traded master limited partnerships, and is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent

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ONEOK Partners to Invest an Additional $650 Million to $780 Million
For More Williston Basin Growth Projects

November 19, 2013

and Rocky Mountain regions with key market centers. Its general partner is a wholly owned subsidiary of ONEOK, Inc. (NYSE: OKE), a diversified energy company, which owns 41.3 percent of the overall partnership interest, as of Sept. 30, 2013. ONEOK is one of the largest natural gas distributors in the United States, serving more than two million customers in Oklahoma, Kansas and Texas.

For more information, visit the website at www.oneokpartners.com.

For the latest news about ONEOK Partners, follow us on Twitter @ONEOKPartners.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The forward-looking statements relate to the proposed construction of the new Lonesome Creek natural gas processing facility, the expansion of the Bakken NGL pipeline and the other referenced infrastructure growth projects related to natural gas gathering and processing and natural gas liquids, the schedule and costs to complete the proposed projects and related infrastructure, and expected generation of EBITDA and distributable cash flow from the proposed projects. These forward-looking statements are made in reliance on the safe-harbor protections provided under the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “potential,” “scheduled,” and other words and terms of similar meaning.

You should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our Annual Report on Form 10-K. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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MONTANA
NORTH DAKOTA
Daniels
Sheridan
Divide
Burke
Renville
Bottineau
Rolette
Roosevelt
Williams
Ward
Mountrail
McHenry
Pierce
McCone
Richland
McKenzie
McLean
Sheridan
Wells
Dawson
Dunn
Prairie
Billings
Wibaux
Golden Valley
Stark
Custer
Fallon
Slope
Hettinger
Bowman
Adams
ONEOK Partners
Gathering Pipelines
Proposed Lonesome Creek Plant
Existing Processing Plants
Projects Under Construction
Bakken NGL Pipeline
Northern Border Pipeline
Williston Basin

ONEOK PARTNERS